                                                                 EXHIBIT 10.34.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

      This First Amendment to Loan and Security Agreement is entered into as of May 13, 2003 (the "Amendment"), by and between COMERICA BANK - CALIFORNIA ("Bank") and LYNX THERAPEUTICS, INC. ("Borrower").

                                    RECITALS

      Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 23, 2002, as amended (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, the parties agree as follows:

      1.    Borrower shall not request nor receive any further Credit
Extensions.

      2. The following defined term in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

                  "Collateral" means the property described on Exhibit A attached hereto and the Cash Collateral (as defined in Section 13).

      3. A new Section 13 is hereby added to the Agreement to read as follows:

            13.   CASH COLLATERAL.

                  13.1 Pledge. Borrower shall maintain a money market account with Bank with a balance of at least 110% of the aggregate outstanding balance of all Indebtedness owing from Borrower to Bank (the "Required Balance") at all times. For purposes of clarity, Bank and Borrower agree that Borrower has no obligation to keep more than 110% of the aggregate outstanding balance of all Indebtedness owing from Borrower to Bank at Bank. Such money market account and all amounts held therein, together with all proceeds thereof, interest paid thereon, and substitutions therefor, including without limitation money market account # [ * ] at Bank, are the "Cash Collateral". Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Cash Collateral, in order to secure prompt repayment of any and all Obligations. Bank shall retain control over the Cash Collateral up to the Required Balance (as such Required Balance is adjusted downward from time to time as Borrower makes principal payments to Bank) to secure the Obligations until such Obligations have been satisfied in full. Borrower hereby authorizes Bank to place restrictions on Borrower's ability to withdraw amounts from accounts holding the Cash Collateral in order to ensure that such Required Balance is maintained. Borrower authorizes Bank to execute and/or file such documents, and take such actions, as Bank determines reasonable to perfect its security interest in the Cash Collateral. Such security interest constitutes a valid, first priority security interest in the Cash Collateral, and will constitute a valid, first priority security interest in Cash Collateral acquired after the date hereof. Notwithstanding termination of this Agreement, Bank's Lien on the Cash Collateral shall remain in effect for so long as any Obligations are outstanding.

                  13.2 Representations, Warranties and Covenants. Borrower represents and warrants to and covenants with Bank that:

                        (a) Except for the Lien created hereunder, the Cash Collateral is owned by Borrower free and clear of any security interests, liens, encumbrances, options or other restrictions;

                        (b) Borrower has full power and authority to create a first lien on the Cash Collateral in favor of Bank and no disability or contractual obligation exists that would prohibit Borrower from pledging the Cash Collateral pursuant to this Agreement, and, except for the Lien created hereunder, Borrower will not assign, create or permit to exist any other claim to, lien or encumbrance upon, or security interest in any of the Cash Collateral;

                        (c) The Cash Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings; (d) Except for the Lien created hereunder, Borrower shall not transfer, encumber, dispose of, or otherwise direct the payment of any proceeds, interest, or amounts payable with respect to the Cash Collateral; and

                        (d) Except for the Lien created hereunder, Borrower shall not transfer, encumber, dispose of, or otherwise direct the payment of any proceeds, interest, or amounts payable with respect to the Cash Collateral; and

                        (e) Borrower shall execute and deliver such documents as Bank reasonably deems necessary to create, perfect and continue the security interest in the Cash Collateral contemplated hereby.

                  13.3 Bank's Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, Bank shall have the right to exercise all such rights as a secured party under the Code as it, in its sole judgment, shall deem necessary or appropriate, including without limitation the right to apply the Cash Collateral to reduce the Obligations.

      4. Provided that Borrower is in compliance with Section 13.1 of the Agreement, any failure by Borrower to comply with Sections 6.8 and/or 6.9 of the Agreement after the date hereof shall be automatically waived and such failure shall not constitute an Event of Default. Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents. This waiver is not a continuing waiver with respect to any failure to perform any other Obligation after the date hereof.

      5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

      6. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date), and that no Event of Default has occurred and is continuing.

      7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                        (a)   this Amendment, duly executed by Borrower;

                        (b) an amount equal to all Bank Expenses incurred in connection with this Amendment through the date of this Amendment; and

                        (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                      LYNX THERAPEUTICS, INC.


                                      By:  /s/ Edward C. Albini
                                           -------------------------------------

                                      Title:  Chief Financial Officer
                                             -----------------------------------


                                      COMERICA BANK - CALIFORNIA


                                      By:  /s/ Jonathan H. Norris
                                           -------------------------------------

                                      Title:  Vice President
                                             -----------------------------------





[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEBTOR: LYNX THERAPEUTICS, INC.
SECURED PARTY: COMERICA BANK-CALIFORNIA

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                         TO LOAN AND SECURITY AGREEMENT

            All equipment of Borrower (herein referred to as "Borrower" or "Debtor") financed by Bank, as listed on Appendix I attached hereto, and any additional equipment financed by Bank (which financings shall be supported by a UCC filing including an appendix listing such equipment), wherever located, and including all accessions and additions thereto, and any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment.

All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.









[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.